Exhibit 99.1

Update on Conditions and Timetable

Released : 16/01/2026 10:02

RNS Number : 2382P

Dowlais Group PLC

16 January 2026

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, DIRECTLY OR INDIRECTLY, IN WHOLE OR IN PART, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF THAT JURISDICTION

FOR IMMEDIATE RELEASE

16 January 2026

RECOMMENDED CASH AND SHARE COMBINATION
OF
DOWLAIS GROUP PLC
WITH
AMERICAN AXLE & MANUFACTURING HOLDINGS, INC

to be effected by means of a scheme of arrangement under Part 26 of the Companies Act 2006

SATISFACTION OF CHINA ANTITRUST CONDITION AND TIMETABLE UPDATE

COURT SANCTION HEARING SCHEDULED FOR 30 JANUARY 2026

On 29 January 2025, the boards of Dowlais Group plc ("Dowlais") and American Axle & Manufacturing Holdings, Inc. ("AAM") announced that they had reached agreement on the terms of a recommended cash and share combination of Dowlais with AAM (the "Combination"), to be implemented by way of a Court-sanctioned scheme of arrangement under Part 26 of the Companies Act 2006 (the "Scheme"). The scheme document in connection with the Scheme was published and sent by Dowlais to Dowlais Shareholders on 19 June 2025 (the "Scheme Document"). As announced by Dowlais on 22 July 2025, the Scheme was approved by the requisite majority of Dowlais Shareholders on 22 July 2025.

Subject to the Scheme becoming effective, Scheme Shareholders shall be entitled to receive 0.0881 New AAM Shares and 43 pence in cash for each Dowlais Share held, including the right to receive and retain, in full, dividends and other distributions declared, made or paid by AAM after the Effective Date.

Terms used but not defined in this announcement have the same meanings as in the Scheme Document.

Update on Conditions

Dowlais and AAM are pleased to announce that the China State Administration for Market Regulation has issued a formal notice approving the Combination.

As a result, AAM and Dowlais are pleased to confirm that all Conditions relating to the receipt of regulatory or antitrust approvals have now been satisfied.

Next Steps and Expected Timetable

The Combination remains subject to the Court sanctioning the Scheme at the Court Hearing, the delivery of the Court Order to the Registrar of Companies and the satisfaction or (if capable of waiver) the waiver of the remaining Conditions to the Scheme (as set out in the Scheme Document). Full details of the Combination are set out in the Scheme Document.

The expected timetable of principal events for the implementation of the Scheme is set out below. In particular, please note that the Court Hearing has been scheduled to take place on 30 January 2026 and that the Scheme is expected to become effective on 3 February 2026. The AAM Prospectus, to be published in connection with the Secondary Listing, is expected to be published shortly after the Court Hearing.

Shareholders' attention is directed specifically to the deadlines for submitting their relevant Tax Certification Form (or such other forms as must be provided by a Qualified Intermediary) to the extent not already completed. Dowlais Shareholders' attention is drawn, in particular, to the Tax Certification Form and the action to be taken in respect thereof. Further information on the Tax Certification Form and United States Taxation is set out in paragraph 17 of Part Two (Explanatory Statement) of the Scheme Document on pages 62 to 71. Failure to take action will result in part of the cash consideration due under the Combination being withheld.

If you are in any doubt as to how to complete the Tax Certification Form, please contact Dowlais' Registrar, Equiniti, by calling the Shareholder Helpline on +44 (0)333 207 6394, further details of which are set out in the Scheme Document.

Shareholders wishing to make an election under the Mix and Match Facility are directed specifically to the Election Return Time.

Event	Time and/or date(1)(2)

First Tax Certification Return Time (being the latest time for receipt of Tax Certification Forms (or such other forms as must be provided by a Qualified Intermediary) such that, subject to a Dowlais Shareholder's certification, none of the cash consideration to which a Dowlais Shareholder is entitled will be withheld)	11.00 a.m. on 28 January 2026(3)

Court Hearing (to sanction the scheme)	30 January 2026

Publication of AAM Prospectus	30 January 2026

Measurement Date (being the date at which the Mix and Match Reference Price is determined)	30 January 2026

Election Return Time (being the latest time for receipt of Forms of Election or Electronic Elections from CREST holders)	1.00 p.m. on 2 February 2026 (4)

Last day of dealings in, and registrations of transfers of, and disablement in CREST of, Dowlais Shares	2 February 2026

Scheme Record Time	6.00 p.m. on 2 February 2026

Effective Date of the Scheme	3 February 2026(5)

Announcement of (i) the Mix and Match Reference Price; and (ii) the approximate extent to which elections under the Mix and Match Facility will be satisfied	3 February 2026

Suspension of listing of, and dealings in, Dowlais Shares	7.30 a.m. on 3 February 2026

Issue of New AAM Shares	after 5.00 p.m. (New York time) on 3 February 2026

Cancellation of listing of Dowlais Shares	by 8.00 a.m. on 4 February 2026

Admission of, and commencement of dealings in, AAM Shares on the London Stock Exchange	by 8.00 a.m. on 4 February 2026

Admission of, and commencement of dealings in, New AAM Shares on the New York Stock Exchange	by 9.30 a.m. (New York time) on 4 February 2026

New AAM Shares registered through DRS (in respect of New AAM Shares held by former certificated Dowlais Shareholders)	on or as soon as possible after 9.30 a.m. (New York time) on 4 February 2026 but not later than 14 calendar days after the Effective Date

AAM DIs issued by the DI Depositary and credited to CREST accounts (in respect of New AAM Shares held by former uncertificated Dowlais Shareholders through CREST) and AAM DIs credited to the relevant CSN Facility accounts	on or as soon as possible after 9.30 a.m. (New York time) on 4 February 2026 but not later than 14 calendar days after the Effective Date

Despatch of statements of entitlement to New AAM Shares held through DRS (in respect of Scheme Shares held in certificated form only)	within 14 calendar days after the Effective Date

Despatch of electronic payments, cheques and/or crediting of CREST for cash consideration due under the Scheme (less any cash withheld under applicable tax law) (including any cash due in relation to the sale of fractional entitlements)	within 14 calendar days after the Effective Date ("P")

Despatch of CSN Facility Statements	within 14 calendar days after the Effective Date

Second Tax Certification Return Time (being the latest time for receipt of Tax Certification Forms (or such other forms as must be provided by a Qualified Intermediary) such that, subject to a Dowlais Shareholder's certification, any cash consideration withheld from a Dowlais Shareholder will be paid to them rather than being paid to the IRS)	6.00 p.m. on P+40 calendar days(6)

Long Stop Date	29 June 2026(7)

(1)  All times shown are London times unless otherwise stated.

(2)  All dates and times are based on Dowlais and AAM's current expectations and are subject to change. If any of the dates and/or times in this expected timetable change, the revised dates and/or times will be notified to Dowlais Shareholders by announcement through a Regulatory Information Service, with such announcement being made available on Dowlais and AAM's websites.

(3)  This is the latest date by which a Dowlais Shareholder must return the Tax Certification Form (or such other forms as must be provided by a Qualified Intermediary) to Equiniti in order that the Paying Agent will not withhold 30 per cent. of the cash consideration to which the Dowlais Shareholder is entitled. Further information on the certification process and U.S. tax considerations is set out in paragraph 17 of Part Two (Explanatory Statement) of the Scheme Document.

(4)  Dowlais Shareholders (other than Election Restricted Shareholders) may elect to vary the proportions in which they receive cash and New AAM Shares in respect of their holdings in Dowlais Shares, subject to availability and to the extent that Dowlais Shareholders make offsetting elections under the Mix and Match Facility. Further information on the Mix and Match Facility is set out in the Scheme Document.

(5)  The Scheme shall become effective as soon as a copy of the Court Order has been delivered to the Registrar of Companies. This is expected to occur following the Scheme Record Time and prior to the suspension of trading in Dowlais Shares. The events which are stated as occurring on subsequent dates are conditional on the Effective Date and operate by reference to that date.

(6)  This is the latest date by which a Dowlais Shareholder must return the Tax Certification Form (or such other forms as must be provided by a Qualified Intermediary) in order that the Paying Agent effects payment of any withheld amounts to such Dowlais Shareholder. If the Tax Certification Form is not received by Equiniti before this time, the Paying Agent will transfer any withheld funds to the IRS and a Dowlais Shareholder will need to file a U.S. federal income tax return to reclaim any withheld consideration (if applicable).

(7)  This is the latest date by which the Scheme may become effective unless AAM and Dowlais agree (and the Panel and, if required, the Court permit) a later date.

Enquiries

Dowlais

Investors

Pier Falcione	+44(0)7855 185 420

Barclays (Financial adviser and corporate broker to Dowlais)

Guy Bomford / Adrian Beidas / Neal West (Corporate Broking)	+44 (0) 20 7623 2323

Rothschild & Co (Financial adviser to Dowlais)

Ravi Gupta / Charlotte Ward	+44 (0) 20 7280 5000

Investec Bank plc (Joint corporate broker to Dowlais)

Carlton Nelson / Christopher Baird	+44 (0) 20 7597 5970

Montfort Communications (PR adviser to Dowlais)

Nick Miles / Neil Craven	+44 (0) 7739 701 634 +44 (0) 7876 475 419

AAM

David H. Lim, Head of Investor Relations	+1 (313) 758-2006

Christopher M. Son, Vice President, Marketing & Communications	+1 (313) 758-4814

J.P. Morgan (Exclusive financial adviser to AAM)

Ian MacAllister / Michael Murphy	+1 (212) 270 6000

Robert Constant / Jonty Edwards	+44 (0) 203 493 8000

FGS Global (PR adviser to AAM)

Jim Barron	+1 212 687 8080

Charlie Chichester / Rory King	+44 20 7251 3801

Slaughter and May is acting as legal adviser to Dowlais. Allen Overy Shearman Sterling LLP is acting as legal adviser to AAM.

Disclaimers

Important notices relating to financial advisers

J.P. Morgan Securities LLC, together with its affiliate J.P. Morgan Securities plc (which conducts its UK investment banking business as J.P. Morgan Cazenove and which is authorised in the United Kingdom by the Prudential Regulation Authority (the "PRA") and regulated in the United Kingdom by the PRA and the Financial Conduct Authority (the "FCA")). J.P. Morgan is acting as financial adviser exclusively for AAM and no one else in connection with the Combination and will not regard any other person as its client in relation to the Combination and will not be responsible to anyone other than AAM for providing the protections afforded to clients of J.P. Morgan or its affiliates, nor for providing advice in relation to the Combination or any other matter or arrangement referred to herein.

Barclays, which is authorised by the PRA and regulated in the United Kingdom by the FCA and the PRA, is acting exclusively for Dowlais and no one else in connection with the Combination and will not be responsible to anyone other than Dowlais for providing the protections afforded to clients of Barclays nor for providing advice in relation to the Combination or any other matter referred to in this announcement.

In accordance with the Code, normal United Kingdom market practice and Rule 14e-5(b) of the Exchange Act, Barclays and its affiliates will continue to act as exempt principal trader in Dowlais securities on the London Stock Exchange. These purchases and activities by exempt principal traders which are required to be made public in the United Kingdom pursuant to the Code will be reported to a Regulatory Information Service and will be available on the London Stock Exchange website at www.londonstockexchange.com. This information will also be publicly disclosed in the United States to the extent that such information is made public in the United Kingdom.

Rothschild & Co, which is authorised and regulated in the UK by the FCA, is acting exclusively as financial adviser to Dowlais and for no-one else in connection with the Combination and shall not be responsible to anyone other than Dowlais for providing the protections afforded to clients of Rothschild & Co, nor for providing advice in connection with the Combination or any matter referred to herein. Neither Rothschild & Co nor any of its affiliates (nor their respective directors, officers, employees or agents) owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Rothschild & Co in connection with this announcement, any statement contained herein, the Combination or otherwise. No representation or warranty, express or implied, is made by Rothschild & Co as to the contents of this announcement.

Investec, which is authorised in the United Kingdom by the PRA and regulated in the United Kingdom by the FCA and the PRA, is acting exclusively for Dowlais and no one else in connection with the subject matter of this announcement and will not regard any other person as its client in relation to the subject matter of this announcement and will not be responsible to anyone other than Dowlais for providing the protections afforded to the clients of Investec, or for providing advice in connection with the subject matter of this announcement or any other matters referred to herein. Neither Investec nor any of its subsidiaries, branches or affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Investec in connection with the subject matter of this announcement, any statement contained herein or otherwise, and no representation, express or implied, is made by Investec or any of its subsidiaries, branches or affiliates, or purported to be made on behalf of Investec or any of its subsidiaries, branches or affiliates, in relation to the contents of this announcement, including with regard to the accuracy or completeness of the announcement or the verification of any other statements made or purported to be made by or on behalf of Investec or any of its subsidiaries, branches or affiliates in connection with the matters described in this announcement.

Further information

This announcement is for information purposes only and is not intended to, and does not, constitute or form part of any offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of, any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Combination or otherwise. In particular, this announcement is not an offer of securities for sale into the U.S. No offer of securities shall be made in the U.S. absent registration under the U.S. Securities Act, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

The Combination will be implemented solely pursuant to the terms of the Scheme Document, which, together with the accompanying Forms of Proxy and Forms of Election in relation to the Mix and Match Facility, contain the full terms and conditions of the Combination.

This announcement does not constitute a prospectus or a prospectus equivalent document.

The Combination will be subject to the applicable requirements of English law, the Code, the Panel, the London Stock Exchange and the FCA.

Neither the SEC nor any U.S. state securities commission has approved, disproved or passed judgment upon the fairness or the merits of the Combination or determined if this announcement is adequate, accurate or complete. Any representation to the contrary is a criminal offence in the U.S.

Overseas Shareholders

The release, publication or distribution of this announcement in or into or from jurisdictions other than the UK, and the availability of the Combination to Dowlais Shareholders who are not resident in the UK, may be restricted by law and therefore any persons who are not resident in the UK or who are subject to the laws of any jurisdiction other than the UK (including Restricted Jurisdictions) should inform themselves about, and observe, any applicable legal or regulatory requirements. In particular, the ability of persons who are not resident in the UK or who are subject to the laws of another jurisdiction to participate in the Combination or to execute and deliver the Form of Election in respect of the Mix and Match Facility, may be affected by the laws of the relevant jurisdictions in which they are located or to which they are subject. Any failure to comply with applicable legal or regulatory requirements of any jurisdiction may constitute a violation of securities laws in that jurisdiction. To the fullest extent permitted by applicable law, the companies and persons involved in the Combination disclaim any responsibility or liability for the violation of such restrictions by any person.

Unless otherwise determined by AAM or required by the Code, and permitted by applicable law and regulation, the Combination shall not be made available, directly or indirectly, in, into or from a Restricted Jurisdiction where to do so would violate the laws in that jurisdiction and no person may vote in favour of the Combination by any such use, means, instrumentality or from within a Restricted Jurisdiction or any other jurisdiction if to do so would constitute a violation of the laws of that jurisdiction.

Accordingly, copies of this announcement and any formal documentation relating to the Combination are not being, and must not be, directly or indirectly, mailed or otherwise forwarded, distributed or sent in or into or from any Restricted Jurisdiction or any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction and persons receiving such documents (including, without limitation, agents, custodians, nominees and trustees) must observe these restrictions and must not mail or otherwise forward, distribute or send them in or into or from any Restricted Jurisdiction. Doing so may render invalid any related purported vote in respect of acceptance of the Combination.

This announcement has been prepared in connection with proposals in relation to a scheme of arrangement pursuant to and for the purpose of complying with English law and the Code and information disclosed may not be the same as that which would have been disclosed if this announcement had been prepared in accordance with the laws of jurisdictions outside the United Kingdom. Nothing in this announcement should be relied on for any other purpose. Overseas Shareholders should consult their own professional advisers with respect to the legal and tax consequences of the Scheme.

Further details in relation to Overseas Shareholders are contained in paragraph 18 of Part II (Explanatory Statement) of the Scheme Document.

Additional information for U.S. investors in Dowlais

The Combination relates to an offer for the shares of an English company and is proposed to be implemented by means of a scheme of arrangement provided for under English company law. The Combination, implemented by way of a scheme of arrangement, is not subject to the tender offer rules or the related proxy solicitation rules under the U.S. Exchange Act. Accordingly, the Combination is subject to the disclosure requirements and practices applicable to a scheme of arrangement involving a target company incorporated in the UK and listed on the London Stock Exchange, which differ from the disclosure requirements of the U.S. tender offer and related proxy solicitation rules. If, in the future, AAM exercises its right to elect to implement the Combination by way of a Takeover Offer and determines to extend the Takeover Offer into the U.S., such Takeover Offer will be made in compliance with applicable U.S. laws and regulations.

The New AAM Shares to be issued pursuant to the Combination have not been and will not be registered under the U.S. Securities Act, and may not be offered or sold by AAM in the U.S. absent registration or an applicable exemption from the registration requirements of the U.S. Securities Act. The New AAM Shares to be issued pursuant to the Combination will be issued pursuant to the exemption from registration set forth in Section 3(a)(10) of the U.S. Securities Act. If, in the future, AAM exercises its right to elect to implement the Combination by way of a Takeover Offer or otherwise determines to conduct the Combination in a manner that is not exempt from the registration requirements of the U.S. Securities Act, it will file a registration statement with the SEC that will contain a prospectus with respect to the issuance of New AAM Shares. In this event, Dowlais Shareholders are urged to read these documents and any other relevant documents filed with the SEC, as well as any amendments or supplements to all such documents, because they will contain important information, and such documents will be available free of charge at the SEC's website at www.sec.gov or by directing a request to AAM's contact for enquiries identified above.

The Scheme Document will contain certain unaudited financial information relating to Dowlais that has been prepared in accordance with UK-endorsed International Financial Reporting Standards ("IFRS") and thus may not be comparable to financial information of U.S. companies or companies whose financial statements are prepared in accordance with U.S. generally accepted accounting principles. U.S. generally accepted accounting principles differ in certain significant respects from IFRS.

Dowlais is incorporated under the laws of a non-U.S. jurisdiction, some or all of Dowlais' officers and directors reside outside the U.S., and some or all of Dowlais' assets are or may be located in jurisdictions outside the U.S. Therefore, U.S. Dowlais Shareholders (defined as Dowlais Shareholders who are U.S. persons as defined in the U.S. Internal Revenue Code or "IRC") may have difficulty effecting service of process within the U.S. upon those persons or recovering against Dowlais or its officers or directors on judgments of U.S. courts, including judgments based upon the civil liability provisions of the U.S. federal securities laws. Further, it may be difficult to compel a non-U.S. company and its affiliates to subject themselves to a U.S. court's judgment. It may not be possible to sue Dowlais or its officers or directors in a non-U.S. court for violations of the U.S. securities laws.

The receipt of New AAM Shares and cash by Dowlais Shareholders as consideration for the transfer of Dowlais Shares pursuant to the Combination may be a taxable transaction for U.S. federal income tax purposes and under applicable U.S. state and local, as well as foreign and other, tax laws. Such consequences, if any, are not generally described herein. Each Dowlais Shareholder is urged to consult with legal, tax and financial advisers in connection with making a decision regarding the Combination, including in light of the potential application of Section 304 of the IRC to the Combination.

Further details in relation to US investors are contained on pages 62 to 71 and 113 to 115 of the Scheme Document.

Forward-looking statements

This announcement (including information incorporated by reference in this announcement), oral statements made regarding the Combination, and other information published by AAM and Dowlais contain statements which are, or may be deemed to be, "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are prospective in nature and are not based on historical facts, but rather on assumptions, expectations, valuations, targets, estimates, forecasts and projections of AAM and Dowlais about future events, and are therefore subject to risks and uncertainties which could cause actual results, performance or events to differ materially from those expressed or implied by the forward-looking statements. The forward-looking statements contained in this announcement include statements relating to the expected effects of the Combination on the AAM Group, the Dowlais Group and the Combined Group, such as the statements about the expected profitable growth, value-enhancing investments, sustainable capital returns and other characteristics of the Combined Group, the expected timing and scope of the Combination and other statements other than historical facts. Often, but not always, forward-looking statements can be identified by the use of forward-looking words such as "plans", "expects", "budgets", "targets", "aims", "scheduled", "estimates", "forecast", "intends", "anticipates", "seeks", "prospects", "potential", "possible", "assume" or "believes", or variations of such words and phrases or statements that certain actions, events or results "may", "could", "should", "would", "might" or "will" be taken, occur or be achieved. AAM and Dowlais give no assurance that such expectations will prove to be correct. By their nature, forward-looking statements involve risks (known and unknown) and uncertainties (and other factors that are in many cases beyond the control of AAM and/or Dowlais) because they relate to events and depend on circumstances that may or may not occur in the future.

There are a number of factors that could affect the future operations of the AAM Group, the Dowlais Group and/or the Combined Group and that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. These factors include the satisfaction (or, where permitted, waiver) of the Conditions, as well as additional factors, such as: domestic and global business and economic conditions; the impact of pandemics, asset prices; market-related risks such as fluctuations in interest rates and exchange rates, industry trends, competition, changes in government and regulation, changes in the policies and actions of governments and/or regulatory authorities (including changes related to capital and tax), changes in political and economic stability (including exposures to terrorist activities, the UK's exit from the European Union, Eurozone instability, disruption in business operations due to reorganisation activities, interest rate, inflation, deflation and currency fluctuations), the timing impact and other uncertainties of future or planned acquisitions or disposals or offers, the inability of the Combined Group to realise successfully any anticipated synergy benefits when the Combination is implemented (including changes to the board and/or employee composition of the Combined Group), the inability of the AAM Group to integrate successfully the Dowlais Group's operations and programmes when the Combination is implemented, the Combined Group incurring and/or experiencing unanticipated costs and/or delays (including IT system failures, cyber-crime, fraud and pension scheme liabilities), or difficulties relating to the Combination when the Combination is implemented. Other unknown or unpredictable factors could affect future operations and/or cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements should therefore be construed in the light of such factors. It is not possible to foresee or identify all such factors.

Each forward-looking statement speaks only as of the date of this announcement. Neither the AAM Group nor the Dowlais Group, nor any of their respective associates or directors, officers or advisers, provides any representation, warranty, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements in this announcement will actually occur. Forward-looking statements involve inherent risks and uncertainties. All forward-looking statements contained in this announcement are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Readers are cautioned not to place undue reliance on these forward-looking statements. Other than in accordance with their legal or regulatory obligations (including, without limitation, under the Code, the UK Market Abuse Regulation, the DTRs and applicable U.S. securities laws), neither the AAM Group nor the Dowlais Group is under or undertakes any obligation, and each of the foregoing expressly disclaims any intention or obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For a discussion of important risk factors that could cause AAM's actual results to differ materially from the expectations in the forward-looking statements, see Part I, Item 1A. under the heading "Risk Factors" in its Form 10-K for the fiscal year ended December 31, 2024 and Part II, Item 1A under the heading "Risk Factors" in its quarterly report on Form 10-Q for the quarterly period ended September 30, 2025, filed with the SEC which also contain additional information regarding forward-looking statements with respect to AAM.

No profit forecasts, estimates or quantified financial benefits statements

No statement in this announcement is intended as a profit forecast or estimate for any period and no statement in this announcement should be interpreted to mean that earnings or earning per ordinary share, for Dowlais or AAM, respectively, for the current or future financial years would necessarily match or exceed the historical published earnings or earnings per ordinary share for Dowlais or AAM, respectively.

Disclosure requirements of the Code

Under Rule 8.3(a) of the Code, any person who is interested in 1 per cent. or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the announcement in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person's interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 p.m. (London time)on the tenth business day (as defined in the Code) following the commencement of the offer period and, if appropriate, by no later than 3.30 p.m. (London time) on the tenth business day (as defined in the Code) following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure. Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in 1 per cent. or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person's interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s), save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 p.m. (London time) on the business day (as defined in the Code) following the date of the relevant dealing.

If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3. Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4). Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Panel's website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. You should contact the Panel's Market Surveillance Unit on +44 (0)20 7638 0129 if you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure.

Publication on website

This announcement is required to be published pursuant to Rule 26 of the Code and will be available, subject to certain restrictions relating to persons resident in Restricted Jurisdictions, on AAM's and Dowlais' websites, at www.aam.com/investors/offer-for-dowlais-group-plc and www.dowlais.com/AAMcombination respectively, promptly and in any event by no later than 12 noon (London time) on the business day (as defined in the Code) following the date of this announcement. Neither the content of the websites referred to in this announcement nor the content of any website accessible from hyperlinks in this announcement is incorporated into, or forms part of, this announcement.

Right to receive documents in hard copy form

In accordance with Rule 30.3 of the Code, Dowlais Shareholders and persons with information rights may, subject to applicable securities laws, request a hard copy of this announcement (and any information incorporated into it by reference to another source), free of charge, by contacting Dowlais' registrars, Equiniti, by: (i) submitting a request in writing to Equiniti at Aspect House, Spencer Road, Lancing, West Sussex BN99 6DA, United Kingdom; or (ii) contacting Equiniti between 8.30 a.m. and 5.30 p.m. (London time), Monday to Friday (excluding English and Welsh public holidays), on +44 (0) 371 384 2030 (please use the country code when calling from outside the UK). A person so entitled may, subject to applicable securities laws, also request that all future documents, announcements and information to be sent in relation to the Combination should be in hard copy form.

For persons who receive a copy of this announcement in electronic form or via a website notification, a hard copy of this announcement will not be sent unless so requested. Such persons may also request that all future documents, announcements and information in relation to the Combination are sent to them in hard copy form. Please note that Dowlais' Registrars, Equiniti, cannot provide advice on the merits of the Combination or the Scheme or give any financial, legal or tax advice and calls may be recorded and monitored for security and training purposes.

Electronic communications

Please be aware that addresses, electronic addresses and certain other information provided by Dowlais Shareholders, persons with information rights and other relevant persons for the receipt of communications from Dowlais may be provided to AAM, members of the AAM Group and/or their respective advisers during the Offer Period as required under Section 4 of Appendix 4 of the Code.

General

If you are in any doubt about the contents of this announcement or the action you should take, you are recommended to seek your own independent financial advice immediately from your stockbroker, bank manager, accountant or independent financial adviser duly authorised under FSMA if you are resident in the United Kingdom or, if not, from another appropriately authorised independent financial adviser.

This information is provided by RNS, the news service of the London Stock Exchange. RNS is approved by the Financial Conduct Authority to act as a Primary Information Provider in the United Kingdom. Terms and conditions relating to the use and distribution of this information may apply. For further information, please contact rns@lseg.com or visit www.rns.com.

RNS may use your IP address to confirm compliance with the terms and conditions, to analyse how you engage with the information contained in this communication, and to share such analysis on an anonymised basis with others as part of our commercial services. For further information about how RNS and the London Stock Exchange use the personal data you provide us, please see our Privacy Policy.

END

SOAUNVKRNWUAARR